                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------


          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of HighwayMaster Communications, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          [Remainder of this page has intentionally been left blank.]

   IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 7th day of October, 1996.


Dated:  October 7, 1996  CARLYLE-HIGHWAYMASTER INVESTORS, L.P.

                              By:   TC Group, L.L.C., its General Partner

                                    By:  TCG Holdings, L.L.C., its Managing
                                         Member



                                    By: /s/ Richard G. Darman
                                       -------------------------
                                         Name: Richard G. Darman
                                              ------------------
                                         Title: Managing Director
                                               ------------------


                         CARLYLE-HIGHWAYMASTER INVESTORS II, L.P.

                              By:   TC Group, L.L.C., its General Partner

                                    By:  TCG Holdings, L.L.C., its Managing
                                         Member


                                    By: /s/ Richard G. Darman
                                       -------------------------
                                         Name: Richard G. Darman
                                              ------------------
                                         Title: Managing Director
                                               ------------------

                        TC GROUP, L.L.C.

                              By:   TCG Holdings, L.L.C., its Managing Member



                                    By: /s/ Richard G. Darman
                                       -------------------------
                                         Name: Richard G. Darman
                                              ------------------
                                         Title: Managing Director
                                               ------------------

                         TC GROUP INVESTMENT HOLDINGS, L.L.C.

                              By:   TCG Holdings, L.L.C., its Managing Member



                                    By: /s/ Richard G. Darman
                                       -------------------------
                                         Name: Richard G. Darman
                                              ------------------
                                         Title: Managing Director
                                               ------------------



                         TCG HOLDINGS, L.L.C.

                              By:   TCG Holdings, L.L.C., its Managing Member



                                    By: /s/ Richard G. Darman
                                       -------------------------
                                         Name: Richard G. Darman
                                              ------------------
                                         Title: Managing Director
                                               ------------------


                         /s/ Mark D. Ein
                         ------------------------------------
                         MARK D. EIN